UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2019

FISION Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-53929	27-2205792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Sixth Street, Suite 308 B Minneapolis, Minnesota	55403
(Address of principal executive offices)	(Zip Code)

(612) 927-3700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 - Termination of a Material Definitive Agreement

On February 4, 2019, Continuity Logic, LLC, a New Jersey Limited Liability Company (“Continuity Logic”), sent written notice to the registrant, Fision Corporation, a Delaware corporation (“Fision”), that Continuity Logic has elected to terminate the First Amended and Restated Agreement and Plan of Merger, dated December 21, 2018, between Fision and Continuity Logic (the “Merger Agreement”). The notice stated that Continuity Logic was electing to exercise its right to terminate the Merger Agreement by reason of the merger not being consummated by December 31, 2018, among other reasons.

The termination of the Merger Agreement will not affect the continuing rights that Fision has under certain secured bridge loans made by Fision to Continuity Logic in contemplation of the merger to support Continuity Logic’s working capital needs. Fision has loaned Continuity Logic an aggregate of $824,300, whereby $20,000 has been paid back, with a remaining balance of $804,300, which bears interest at a rate equal to 6% per annum and which becomes due on August 31, 2019. Such loans are secured by a first-priority perfected security interest in Continuity Logic’s accounts receivable.

Item 9.01 - Financial Statements & Exhibits

The following exhibits are filed herewith

Exhibit No.	Description.

99.1	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, August 31, 2018
99.2	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, September 13, 2018
99.3	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, September 19, 2018
99.4	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, September 26, 2018
99.5	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, September 28, 2018
99.6	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, October 1, 2018
99.7	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, October 4, 2018
99.8	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, October 12, 2018
99.9	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, October 23, 2018
99.10	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, November 28, 2018
99.11	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, November 29, 2018
99.12	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, November 30, 2018
99.13	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, December 7, 2018
99.14	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, December 12, 2018
99.15	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, December 14, 2018
99.16	Promissory Note Issued by Continutiy Logic, LLC to FISION Corporation, December 21, 2018
99.17	Security Agreement Issued by Continutiy Logic, LLC to FISION Corporation, November 27, 2018

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Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such statements may include, but are not limited to, statements about the adjustments to the Company’s valuation allowance for the deferred tax asset balances, future financial and operating results, any need to restate financial statements and related matters, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are subject to significant known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the potential outcome of any strategic initiatives we pursue. Risks and uncertainties relating to the Restatement due to the error in the valuation allowance for deferred tax assets include: the timing of and definitive findings regarding the Company’s assessment of the error in its valuation allowance, including the expected materiality of the adjustments; whether any additional accounting errors or other issues are identified; reactions from the Company’s creditors, stockholders, or business partners; potential delays in the preparation of restated financial statements; our ability to remediate control deficiencies and material weaknesses, and the timing and expense of such remediation; our ability to successfully negotiate and obtain any necessary waivers, amendments and / or forbearances (including any extensions of the foregoing) to credit and financing arrangements and the impact on our business should we fail to obtain such waivers, amendments and / or forbearances; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Company’s assessment or the Company’s Restatement. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISION CORPORATION
(Registrant)

Dated: February 8, 2019	By:	/s/ Garry Lowenthal
Garry Lowenthal Chief Financial Officer

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